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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Stockholders and Board of Directors
American Communications Services, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus.

                                          /s/  KPMG PEAT MARWICK LLP

                                          KPMG Peat Marwick LLP

Washington, D.C.
April 8, 1997